UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 28, 2025

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5115 Maryland Way, Suite 303 Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AREB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	AREBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 28, 2025, the Company entered into a Consulting Services Agreement (the “Consulting Agreement”) with FMW Media Works LLC (“FMW”), which was fully executed on September 4, 2025.

Pursuant to the terms of the Consulting Agreement, FMW has agreed to provide certain media and other consulting services to the Company. In exchange for the services, the Company has agreed to pay FMW $10,000 per month for the twelve month term of the Consulting Agreement and issue FMW 500,000 shares of the Company’s common stock.

The foregoing description of the Consulting Agreement is not a complete description of all of the parties’ rights and obligations under the Consulting Agreement, and is qualified in its entirety by reference to the Consulting Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 3.02 Sale of Unregistered Securities.

On September 3, 2025, the Company authorized the issuance of 6,667 shares of Series D Convertible Preferred Stock to Eventus Advisory Group LLC for accrued fees of $50,000 and 20,000 shares of Series D Convertible Preferred Stock to DeMint Law, PLLC for accrued fees of $150,000.

In connection with the FMW Consulting Agreement discussed in Item 1.01 above, on September 4, 2025, the Company issued the 500,000 shares of common stock to FMW.

On September 7, 2025, the Company authorized the issuance of 20,000 shares of Series D Convertible Preferred Stock to MZ Digital, LLC for accrued fees of $150,000 and 4,000 shares of Series D Convertible Preferred Stock for an invoice dated July 23, 2025.

On September 8, 2025, the Company received a subscription agreement for the purchase of 40,000 shares of Series D Convertible Preferred Stock at $7.50 per share to an accredited investor for cash consideration of $300,000.

The issuance of the shares of common stock and Series D Convertible Preferred Stock will not be registered under the Securities Act of 1933, as amended, in reliance upon the exemption from the registration requirements of that Act provided by Section 4(a)(2) thereof. The recipients are accredited investors or an officer of the Company with the experience and expertise to evaluate the merits and risks of an investment in securities of the Company and the financial means to bear the risks of such an investment.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	FMW Consulting Services Agreement dated August 28, 2025
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: September 8, 2025	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr. Chief Executive Officer

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